SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2003

LIONBRIDGE TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-26933	04-3398462
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 WINTER STREET WALTHAM, MASSACHUSETTS	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 434-6000

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99	Press Release dated October 27, 2003.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto as Exhibit 99 and incorporated by reference herein is financial information for Lionbridge Technologies, Inc. for the quarter ended September 30, 2003 and forward-looking statements relating to 2003 and 2004 and the fourth quarter of 2003 as presented in a press release of October 27, 2003. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIONBRIDGE TECHNOLOGIES, INC. (Registrant)

/s/ STEPHEN J. LIFSHATZ
Senior Vice President and Chief Financial Officer; Principal Accounting Officer October 27, 2003